UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2013

FRIENDFINDER NETWORKS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 561-912-7000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 14, 2013, FriendFinder Networks Inc. (the "Company") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of FriendFinder Networks Inc., dated August 14, 2013, regarding financial results for the second quarter and six months ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2013

FRIENDFINDER NETWORKS INC.

By:	/s/ Ezra Shashoua
Name: Ezra Shashoua Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of FriendFinder Networks Inc., dated August 14, 2013, regarding financial results for the second quarter and six months ended June 30, 2013.